UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2010

PIONEER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas		78209
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (210) 828-7689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On October 4, 2010, Pioneer Drilling Company (the “Company”) issued a press release announcing the extension of the expiration date to 5:00 p.m., New York City time, October 7, 2010, of its previously announced offer to exchange up to $250 million of its 9.875% Senior Notes due 2018 for a like principal amount of its 9.875% Senior Notes due 2018, which have been registered under the Securities Act of 1933. The press release regarding this event is attached hereto as Exhibit 99.1. The foregoing description is qualified in its entirety to such exhibit.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated October 4, 2010, announcing the extension of exchange offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY

By	/S/ CARLOS R. PEÑA
Carlos R. Peña
Senior Vice President, General Counsel and Secretary
(Duly Authorized Officer)

Date: October 4, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 4, 2010, announcing the extension of exchange offer.

4